Exhibit 10.12.2

[Amendment No. 1 to Credit Agreement]

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT dated June 5, 2017 (this “Amendment”) is entered into between MESA AIRLINES, INC., (“Mesa”) and MESA AIR GROUP AIRLINE INVENTORY MANAGEMENT, L.L.C., (together with Mesa, the “Borrowers”), MESA AIR GROUP, INC., (the “Guarantor”) and CIT BANK, N.A., a national banking association, as lender and administrative agent (“Administrative Agent”).

WHEREAS, the Borrowers, Guarantor and the Administrative Agent have entered into that certain Credit and Guaranty Agreement dated as of August 12, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto have agreed to amend the Credit Agreement as provided herein.

NOW THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1.      Definitions. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

SECTION 2.      Amendment to Article 1.01 of the Credit Agreement. The following new definition will be added, in the appropriate alphabetical order, to Article 1.01 of the Credit Agreement:

“El Paso Location” means the Eligible Spare Parts Inventory located at 301 George Perry Blvd., Suite B, El Paso, TX 79925 (Locations of Tangible Personal Property #6 on Schedule 5.20(a)).”

SECTION 3.      Amendment to Article 6 of the Credit Agreement. The following will be added as new Article 6.23:

“6.23 El Paso Location. The Borrowers shall provide the Administrative Agent with evidence of rental payments for the El Paso Location twenty five (25) days after the end of each fiscal month.”

SECTION 4.      Amendment to Schedule 1.01(a) to the Credit Agreement. Schedule 1.01(a) Part B of the Credit Agreement is hereby amended by adding the following new Section 9:

“9. The OLV with respect to Spare Parts located at the El Paso Location shall be capped at $1,500,000.”

SECTION 5.      Waiver of Landlord Consent. The Administrative Agent hereby agrees to waive the requirement for a Collateral Access Agreement to be provided by the Borrowers, pursuant to Part B, Section 4 of Schedule 1.01(a) to the Credit Agreement, in respect of the El Paso Location.

[Amendment No. 1 to Credit Agreement]

SECTION 6.      Ratification. Except as expressly amended hereby, each and all of the terms, provisions and covenants of the Credit Agreement shall remain unchanged and in full force and effect.

SECTION 7.      Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the state of New York, without regard to choice of law principles.

SECTION 8.      Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 9.      Severability. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

[Amendment No. 1 to Credit Agreement]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.

MESA AIRLINES, INC.

By:
Name: Brian S. Gillman
Title: EVP & General Counsel

MESA AIR GROUP AIRLINE INVENTORY MANAGEMENT, L.L.C.

By:
Name: Brian S. Gillman
Title: EVP & General Counsel

MESA AIR GROUP, INC.

By:
Name:	Brian S. Gillman
Title: EVP & General Counsel

CIT BANK, N.A.

By:
Name:
Title:

[Amendment No. 1 to Credit Agreement]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.

MESA AIRLINES, INC.

By:
Name:
Title:

MESA AIR GROUP AIRLINE INVENTORY MANAGEMENT, L.L.C.

By:
Name:
Title:

MESA AIR GROUP, INC.

By:
Name:
Title:

CIT BANK, N.A.

By:
Name:
Title: